UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2016

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

525 Market Street, 36th Floor

San Francisco, California 94105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 543-3470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 20, 2016, Medivation, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pfizer Inc., a Delaware corporation (“Parent”), and Montreal, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”). The boards of directors of both the Company and Parent have unanimously approved the Merger Agreement.

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”) no later than August 30, 2016, to acquire all of the outstanding shares of common stock of the Company, $0.01 par value per share (the “Shares”), at a purchase price of $81.50 per Share (the “Offer Price”) net to the seller in cash, without interest, subject to any required withholding of taxes.

The obligation of Purchaser to purchase Shares tendered in the Offer is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including that the number of Shares tendered in the Offer, considered together with all other Shares (if any) otherwise owned by Parent and its affiliates, must represent one more than 50% of the total number of Shares outstanding at the time of the consummation of the Offer (the “Minimum Condition”), including for the purposes of this calculation (x) the total number of Shares outstanding at the time of the expiration of the Offer, including restricted Shares and Shares deemed issued pursuant to the Company’s 2013 Employee Stock Purchase Plan and (y) the aggregate number of Shares issuable to holders of Company stock options from which the Company has received notices of exercise prior to the expiration of the Offer (and as to which Shares have not yet been issued to such exercising holders of the options).

Following the completion of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). Purchaser will effect the Merger promptly after consummation of the Offer pursuant to Section 251(h) of the Delaware Generation Corporation Law. At the effective time of the Merger (the “Effective Time”), the Shares not purchased pursuant to the Offer (other than Shares held by the Company, Parent, Purchaser or any of their respective wholly owned subsidiaries, which Shares will be cancelled, or by stockholders of the Company who have perfected their statutory rights of appraisal under Delaware law), together with the associated Stock Purchase Rights, if any, issued pursuant to the Rights Plan (as defined below), will be converted into the right to receive an amount in cash equal to the Offer Price, without interest, subject to any required withholding of taxes.

At the Effective Time, each outstanding Company stock option, Company stock appreciation right, Company restricted share, Company restricted stock unit, and Company performance stock unit (collectively, the “Company Stock Awards”) will become fully vested (in the case of performance stock units, with applicable performance conditions deemed satisfied at maximum levels) and will be cancelled and converted into the right to receive an amount in cash equal to the Offer Price in respect of each Share underlying such Company Stock Award (net of the applicable exercise or base price, in the case of stock options and stock appreciation rights, respectively). With respect to its Employee Stock Purchase Plan (“ESPP”), the Company will cause any outstanding offering period under such plan to terminate as of the last business day prior to the Offer Acceptance Time (as defined below), with outstanding rights under such plan being exercised as of the Effective Time. Any Shares so purchased under the ESPP will be canceled and converted into the right to receive an amount in cash equal to the Offer Price.

Following the completion of the Offer, if Parent and Purchaser have satisfied the conditions to the consummation of the Merger set forth in the Merger Agreement, the Merger will become effective on the first business day following the time at which the Purchaser accepts, for the first time, for payment such number of Shares validly tendered and not validly withdrawn as satisfies the Minimum Condition (the “Offer Acceptance Time”) in accordance with and subject to the Delaware General Corporation Law.

The Merger Agreement includes representations and warranties and covenants of the parties customary for a transaction of this nature. Until the earlier of the Offer Acceptance Time and the termination of the Merger Agreement, the Company has agreed to operate its business and the business of its subsidiaries in the ordinary course and has agreed to certain other operating covenants, as set forth more fully in the Merger Agreement. Subject to the terms and conditions of the Merger Agreement, the Company has also agreed not to solicit or initiate discussions with any third party regarding acquisition proposals.

The Merger Agreement includes a remedy of specific performance for the Company, Parent and Purchaser. The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination by the Company to accept and enter into a definitive agreement with respect to an unsolicited superior offer, the Company will be required to pay a termination fee of $510 million (the “Termination Fee”). A superior offer is defined in the Merger Agreement as a bona fide written proposal pursuant to which a third party would acquire, among other acquisition structures set forth in the Merger Agreement, 80% or more of the voting power of the Company on terms that the board of directors of the Company determines in its good faith judgment (after consultation with its outside legal counsel and financial advisors) to be more favorable to the Company’s stockholders from a financial point of view than the transaction contemplated by the Merger Agreement. Any such termination of the Merger Agreement by the Company is subject to certain conditions, including the Company’s compliance with certain procedures set forth in the Merger Agreement and a determination by the board of directors of the Company that the failure to take such action would be inconsistent with its fiduciary duties, payment of the Termination Fee by the Company and the execution of a definitive agreement by the Company with such third party.

Amendment to Rights Agreement

In connection with the Company’s entry into the Merger Agreement, the Company and American Stock Transfer & Trust Company, LLC (“AST”) entered into Amendment No. 1 to Rights Agreement, dated August 20, 2016 (the “Rights Amendment”), amending the Rights Agreement, dated December 4, 2006, by and between the Company and AST, as rights agent (as amended, the “Rights Agreement”). The effect of the Rights Amendment is to permit the Offer, the Merger and the other transactions contemplated by the Merger Agreement to occur without triggering any distribution or other adverse event to Parent or its affiliates under the Rights Agreement. In particular, (i) none of Parent, Purchaser or any of their respective stockholders, affiliates or associates shall become an Acquiring Person (as defined in the Rights Agreement), (ii) a Shares Acquisition Date (as defined in the Rights Agreement) and a Distribution Date (as defined in the Rights Agreement) shall not occur, and (iii) the rights under the Rights Agreement will not separate from the Company’s common stock, in each case, as a result of the announcement, approval, execution, delivery, performance and/or amendment of the Merger Agreement or announcement, approval, commencement, performance, consummation and/or amendment of the Offer, the Merger and/or any of the other transactions contemplated by the Merger Agreement or any related agreements. Additionally, the Rights Amendment provides that the Rights and the Rights Agreement will terminate and expire immediately prior to the Offer Acceptance Time.

Additional Information

The foregoing descriptions of the Merger Agreement and the Rights Amendment are not complete and are qualified in their entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated herein by reference, and the Rights Amendment, which is attached as Exhibit 4.1 to this report and incorporated herein by reference.

The Merger Agreement, and the foregoing description of the Merger Agreement, have been included to provide investors and stockholders with information regarding the terms of the Merger Agreement. The assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules delivered by the Company to Parent in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties to the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts and circumstances of the Company at the time they were made and information in the Merger Agreement should be considered in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.03	Material Modification to Rights of Security Holders.

As described above, the Company and AST have entered into the Rights Amendment. The material terms of this transaction are described in Item 1.01, under the heading of “Amendment to Rights Agreement” above and are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On August 19, 2016, in anticipation of a strategic transaction, the compensation committee of the board of directors of the Company approved amendments to the Change of Control Severance Benefits Agreements with each of Jennifer Jarrett, Andrew Powell, and Thomas Templeman, Ph.D. (collectively, the “Affected Individuals”), which amendments provide that if any payments or benefits to be made to the Affected Individuals become subject to the excise tax under Internal Revenue Code Section 4999, the Company will pay an additional amount to such Affected Individuals in an amount sufficient to pay such excise tax and a gross up payment for any related income, employment and excise taxes payable with respect to the payment of the excise taxes. The amendments also provide that, upon consummation of a change of control, the term of the agreement will automatically be extended until the first anniversary of such change of control.

Also on August 19, 2016, in anticipation of a strategic transaction, the compensation committee of the board of directors of the Company approved amendments to the Change of Control Severance Benefits Agreements with each of David Hung, M.D. and Mohammad Hirmand, M.D., which provide that, upon consummation of a change of control, the term of the agreement will automatically be extended until the first anniversary of such change of control.

Item 7.01	Regulation FD Disclosure.

On August 22, 2016, the Company and Pfizer issued a joint press release announcing the execution of the Merger Agreement, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by reference.

The information in this Item 7.01 is being furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Any statements contained herein which do not describe historical facts may be forward-looking statements, including but not limited to, statements regarding: the proposed transaction between the Company and Parent; the expected timetable for completing the transaction; and strategic and other potential benefits of the transaction. Forward-looking statements involve risk and uncertainty which risks and uncertainties include: the possibility that certain closing conditions to the transaction will not be satisfied (including the Minimum Condition); that required regulatory approvals for the transaction may not be obtained in a timely manner, if at all; the ability to timely consummate the transaction and possibility that the transaction will not be completed; the possibility that competing offers will be made; the outcome of legal proceedings that may be instituted against the Company and/or others relating to the transactions contemplated by the Merger Agreement; and other factors that are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and in its other filings with the SEC. The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K.

About the Tender Offer

THIS CURRENT REPORT ON FORM 8-K IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SHARES OF THE COMPANY’S COMMON STOCK. THE TENDER OFFER DESCRIBED IN THIS DOCUMENT HAS NOT YET COMMENCED.

At the time the offer is commenced, Parent and Purchaser will file a Tender Offer Statement on Schedule TO with the SEC, and the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer.

The Offer, the related letter of transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all stockholders of the Company at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement will be available without charge at the SEC’s web site, at http://www.sec.gov. Free copies of these materials and certain other offering documents will be sent to the Company’s stockholders by the information agent for the offer.

THE COMPANY’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT, INCLUDING ALL AMENDMENTS TO THOSE MATERIALS. SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION, WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER.

Additional Information and Where to Find It

In addition to the Solicitation/Recommendation Statement, the Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by the Company at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The Company’s filings with the SEC are also available to the public from commercial document-retrieval services and the SEC’s website at http://www.sec.gov.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Number	Description

2.1*	Agreement and Plan of Merger, dated as of August 20, 2016, by and among Medivation, Inc., Pfizer Inc. and Montreal, Inc.

4.1	Amendment No. 1 to Rights Agreement, dated August 20, 2016, by and between Medivation, Inc. and American Stock Transfer & Trust Company, LLC.

99.1	Press Release

*	Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIVATION, INC.

Dated: August 22, 2016	By:	/s/ Jennifer Jarrett
Jennifer Jarrett
Chief Financial Officer

EXHIBIT INDEX

2.1*	Agreement and Plan of Merger, dated as of August 20, 2016, by and among Medivation, Inc., Pfizer Inc. and Montreal, Inc.

4.1	Amendment No. 1 to Rights Agreement, dated August 20, 2016, by and between Medivation, Inc. and American Stock Transfer & Trust Company, LLC.

99.1	Press Release

*	Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.